UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): March 23, 2007


                           THE INTERGROUP CORPORATION
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               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
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(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 23, 2007, the InterGroup Corporation (the "Company") received a letter from the NYSE Regulation staff indicating that, under NYSE Arca Equities, Inc. Rule 5.5(b), the Company fails to comply with the new minimum stockholders' equity requirement for continued listing of its common stock on NYSE Arca, Inc.

The Company maintains the principal listing of its common stock on the NASDAQ Capital Market. Due to a change in the NYSE Arca continued listing standards and a scheduled increase in listing fees, the Board of Directors determined that the Company should only maintain its principal listing on the NASDAQ Capital Market and will withdraw its listing from NYSE Arca.


ITEM 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits

          99.1 Text of Press Release, dated March 28, 2007 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: March 28, 2007                    By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel



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                                 EXHIBIT INDEX

Exhibit No.                       Description
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99.1                        Press Release issued March 28, 2007